Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg
Operating Revenues
Wireless service	$14,949	$14,347	4.2%	$59,186	$56,726	4.3%
Data	8,103	7,581	6.9%	31,798	29,560	7.6%
Voice	5,464	5,994	-8.8%	22,619	25,126	-10.0%
Directory	-	781	-	1,049	3,293	-68.1%
Other	4,062	3,800	6.9%	12,782	12,018	6.4%
Total Operating Revenues	32,578	32,503	0.2%	127,434	126,723	0.6%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	17,552	16,865	4.1%	55,215	54,836	0.7%
Selling, general and administrative	16,412	17,145	-4.3%	41,079	41,382	-0.7%
Impairment of intangible assets	-	2,910	-	-	2,910	-
Depreciation and amortization	4,572	4,573	-	18,143	18,377	-1.3%
Total Operating Expenses	38,536	41,493	-7.1%	114,437	117,505	-2.6%
Operating Income (Loss)	(5,958)	(8,990)	33.7%	12,997	9,218	41.0%
Interest Expense	820	952	-13.9%	3,444	3,535	-2.6%
Equity in Net Income of Affiliates	215	135	59.3%	752	784	-4.1%
Other Income (Expense) - Net	12	117	-89.7%	134	249	-46.2%
Income (Loss) Before Income Taxes	(6,551)	(9,690)	32.4%	10,439	6,716	55.4%
Income Tax (Benefit) Expense	(2,772)	(3,062)	9.5%	2,900	2,532	14.5%
Net Income (Loss)	(3,779)	(6,628)	43.0%	7,539	4,184	80.2%
Less: Net Income Attributable to Noncontrolling Interest	(78)	(50)	-56.0%	(275)	(240)	-14.6%
Net Income (Loss) Attributable to AT&T	$(3,857)	$(6,678)	42.2%	$7,264	$3,944	84.2%

Basic Earnings (Loss) Per Share Attributable to AT&T	$(0.68)	$(1.12)	39.3%	$1.25	$0.66	89.4%
Weighted Average Common Shares Outstanding (000,000)	5,661	5,933	-4.6%	5,801	5,928	-2.1%

Diluted Earnings (Loss) Per Share Attributable to AT&T	$(0.68)	$(1.12)	39.3%	$1.25	$0.66	89.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,680	5,955	-4.6%	5,821	5,950	-2.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg
Segment Operating Revenues
Service	$14,949	$14,347	4.2%	$59,186	$56,726	4.3%
Equipment	2,693	2,349	14.6%	7,577	6,489	16.8%
Total Segment Operating Revenues	17,642	16,696	5.7%	66,763	63,215	5.6%

Segment Operating Expenses
Operations and support	13,296	12,513	6.3%	43,296	41,282	4.9%
Depreciation and amortization	1,781	1,588	12.2%	6,873	6,329	8.6%
Total Segment Operating Expenses	15,077	14,101	6.9%	50,169	47,611	5.4%
Segment Operating Income	2,565	2,595	-1.2%	16,594	15,604	6.3%
Equity in Net Income (Loss) of Affiliates	(17)	(10)	-70.0%	(62)	(29)	-
Segment Income	$2,548	$2,585	-1.4%	$16,532	$15,575	6.1%

Segment Operating Income Margin	14.5%	15.5%		24.9%	24.7%

Wireline
Segment Operating Revenues
Data	$8,103	$7,581	6.9%	$31,798	$29,560	7.6%
Voice	5,464	5,994	-8.8%	22,619	25,126	-10.0%
Other	1,355	1,429	-5.2%	5,150	5,454	-5.6%
Total Segment Operating Revenues	14,922	15,004	-0.5%	59,567	60,140	-1.0%

Segment Operating Expenses
Operations and support	10,354	10,354	-	41,207	41,360	-0.4%
Depreciation and amortization	2,775	2,889	-3.9%	11,123	11,615	-4.2%
Total Segment Operating Expenses	13,129	13,243	-0.9%	52,330	52,975	-1.2%
Segment Operating Income	1,793	1,761	1.8%	7,237	7,165	1.0%
Equity in Net Income (Loss) of Affiliates	(1)	-	-	(2)	-	-
Segment Income	$1,792	$1,761	1.8%	$7,235	$7,165	1.0%

Segment Operating Income Margin	12.0%	11.7%		12.1%	11.9%

Advertising Solutions
Segment Operating Revenues	$-	$781	-	$1,049	$3,293	-68.1%

Segment Operating Expenses
Operations and support	-	558	-	773	2,265	-65.9%
Impairment of Intangible Assets	-	2,910	-	-	2,910	-
Depreciation and amortization	-	85	-	106	386	-72.5%
Total Segment Operating Expenses	-	3,553	-	879	5,561	-84.2%
Segment Income (Loss)	$-	$(2,772)	-	$170	$(2,268)	-

Segment Income Margin	-	-		16.2%	(68.9)%

Other
Segment Operating Revenues	$14	$22	-36.4%	$55	$75	-26.7%
Segment Operating Expenses	336	4,316	-92.2%	1,065	5,078	-79.0%
Segment Operating Income (Loss)	(322)	(4,294)	92.5%	(1,010)	(5,003)	79.8%
Equity in Net Income of Affiliates	233	145	60.7%	816	813	0.4%
Segment Income (Loss)	$(89)	$(4,149)	97.9%	$(194)	$(4,190)	95.4%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
Unaudited	December 31,
	2012	2011

Assets
Current Assets
Cash and cash equivalents	$4,868	$3,045
Accounts receivable - net of allowances for
doubtful accounts of $547 and $878	12,657	13,231
Prepaid expenses	1,035	1,102
Deferred income taxes	1,036	1,470
Other current assets	3,110	4,137
Total current assets	22,706	22,985
Property, Plant and Equipment - Net	109,767	107,087
Goodwill	69,773	70,842
Licenses	52,352	51,374
Customer Lists and Relationships - Net	1,391	2,757
Other Intangible Assets - Net	5,032	5,212
Investments in and Advances to Equity Affiliates	4,581	3,718
Other Assets	6,713	6,467
Total Assets	$272,315	$270,442

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,486	$3,453
Accounts payable and accrued liabilities	20,911	19,956
Advanced billing and customer deposits	3,808	3,872
Accrued taxes	1,026	1,003
Dividends payable	2,556	2,608
Total current liabilities	31,787	30,892
Long-Term Debt	66,358	61,300
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	28,491	25,748
Postemployment benefit obligation	41,392	34,011
Other noncurrent liabilities	11,592	12,694
Total deferred credits and other noncurrent liabilities	81,475	72,453
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,038	91,156
Retained earnings	22,481	25,453
Treasury stock	(32,888)	(20,750)
Accumulated other comprehensive income	5,236	3,180
Noncontrolling interest	333	263
Total stockholders' equity	92,695	105,797
Total Liabilities and Stockholders' Equity	$272,315	$270,442

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited
	2012	2011	2010

Operating Activities
Net income	$7,539	$4,184	$20,179
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,143	18,377	19,379
Undistributed earnings from investments in equity affiliates	(615)	(623)	(603)
Provision for uncollectible accounts	1,117	1,136	1,334
Deferred income tax expense and noncurrent
unrecognized tax benefits	1,285	2,937	(3,280)
Net (gain) loss from sale of investments, net of impairments	(19)	(89)	(802)
Impairment of intangible assets	-	2,910	85
Remeasurement of pension and postretirement benefits	9,994	6,280	2,521
Income from discontinued operations	-	-	(779)
Changes in operating assets and liabilities:
Accounts receivable	(1,365)	(1,164)	(101)
Other current assets	1,017	(397)	(185)
Accounts payable and accrued liabilities	1,798	(341)	(1,230)
Retirement benefit funding	-	(1,000)	-
Other - net	282	2,533	(1,296)
Total adjustments	31,637	30,559	15,043
Net Cash Provided by Operating Activities	39,176	34,743	35,222

Investing Activities
Construction and capital expenditures:
Capital expenditures	(19,465)	(20,110)	(19,530)
Interest during construction	(263)	(162)	(772)
Acquisitions, net of cash acquired	(828)	(2,368)	(2,906)
Dispositions	812	1,301	1,830
Sales (purchases) of securities, net	65	62	(100)
Other	(1)	27	29
Net Cash Used in Investing Activities	(19,680)	(21,250)	(21,449)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1	(1,625)	1,592
Issuance of long-term debt	13,486	7,936	2,235
Repayment of long-term debt	(8,733)	(7,574)	(9,294)
Purchase of treasury stock	(12,752)	-	-
Issuance of treasury stock	477	237	50
Dividends paid	(10,241)	(10,172)	(9,916)
Other	89	(451)	(516)
Net Cash Used in Financing Activities	(17,673)	(11,649)	(15,849)
Net increase (decrease) in cash and cash equivalents	1,823	1,844	(2,076)
Cash and cash equivalents beginning of year	3,045	1,201	3,277
Cash and Cash Equivalents End of Year	$4,868	$3,045	$1,201

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2012	12/31/2011	% Chg	12/31/2012	12/31/2011	% Chg

Wireless
Volumes
Total				106,957	103,247	3.6%
Postpaid				70,497	69,309	1.7%
Prepaid				7,328	7,225	1.4%
Reseller				14,875	13,644	9.0%
Connected Devices				14,257	13,069	9.1%

Wireless Net Adds
Total	1,094	2,497	-56.2%	3,764	7,699	-51.1%
Postpaid	780	717	8.8%	1,438	1,429	0.6%
Prepaid	(166)	159	-	128	674	-81.0%
Reseller	234	592	-60.5%	1,027	1,874	-45.2%
Connected Devices	246	1,029	-76.1%	1,171	3,722	-68.5%
M&A Activity, Partitioned Customers and Other Adjs.	(8)	12	-	(54)	12	-

Wireless Churn
Postpaid Churn	1.19%	1.21%	-2 BP	1.09%	1.18%	-9 BP
Total Churn	1.42%	1.39%	3 BP	1.35%	1.37%	-2 BP

Other
Branded Computing Subscribers1				6,429	5,105	25.9%
Licensed POPs (000,000)				313	313	-

Wireline
Voice
Total Wireline Voice Connections				34,792	39,012	-10.8%
Net Change	(1,029)	(1,086)	5.2%	(4,220)	(4,551)	7.3%

Broadband
Total Wireline Broadband Connections				16,390	16,427	-0.2%
Net Change2	(2)	(49)	95.9%	(37)	118	-

Video
U-verse				4,536	3,791	19.7%
Satellite				1,600	1,765	-9.3%
Total Video Connections				6,136	5,556	10.4%
Net Change	159	164	-3.0%	580	639	-9.2%

Consumer Revenue Connections
Broadband3				14,531	14,492	0.3%
Video Connections4				6,114	5,542	10.3%
Voice5				18,614	21,232	-12.3%
Total Consumer Revenue Connections				39,259	41,266	-4.9%
Net Change	(418)	(586)	28.7%	(2,007)	(2,161)	7.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,846	$5,485	6.6%	$19,465	$20,110	-3.2%
Interest during construction	$66	$43	53.5%	$263	$162	62.3%
Dividends Declared per Share	$0.45	$0.44	2.3%	$1.77	$1.73	2.3%
End of Period Common Shares Outstanding (000,000)				5,581	5,927	-5.8%
Debt Ratio6				43.0%	38.0%	500 BP
Total Employees				241,810	256,420	-5.7%

1	Branded Computing Subscribers includes tablets, tethering plans, aircards, mobile Wi-Fi hot spots and other data-only devices.
2	Prior year amounts restated to conform to current period reporting methodology.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Includes consumer U-verse Voice over Internet Protocol connections of 2,905 as of December 31, 2012.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q12, total switched access lines were 31,887, retail business switched access lines totaled 14,274, and wholesale and coin switched access lines totaled 1,904.